UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 15, 2016

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CHARTER FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

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Maryland	001-35870	90-0947148
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification No.)

1233 O. G. Skinner Drive, West Point, Georgia 31833
(Address of principal executive offices) (Zip Code)

(706) 645-1391
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.     Completion of Acquisition or Disposition of Assets.

On April 15, 2016, Charter Financial Corporation, a Maryland corporation (“Charter” or the “Company”) and CHFN Merger Sub, LLC, a Georgia limited liability company and wholly-owned subsidiary of Charter, completed its merger with CBS Financial Corporation, a Georgia corporation (“CBS”), pursuant to the previously announced Agreement and Plan of Merger by and between the Company, CHFN Merger Sub, LLC and CBS, dated as of December 3, 2015 (the “Merger Agreement”), whereby (1) CHFN Merger Sub, LLC merged with and into CBS, with CBS as the surviving corporation a wholly-owned subsidiary of Charter, and immediately thereafter, (2) CBS merged with and into Charter, with Charter continuing as the surviving corporation (the “Merger”).

Immediately following the Merger, Community Bank of the South, a Georgia state chartered banking institution and a wholly-owned subsidiary of CBS, merged with and into CharterBank, a federal savings and loan association and a wholly-owned subsidiary of Charter, with CharterBank surviving the merger and continuing its corporate existence under the name “CharterBank.”

Pursuant to the terms of the Merger Agreement, the Company acquired all of CBS’s outstanding 2,727,128 shares of common stock and cashed out all outstanding in-the-money stock options and stock appreciation rights, in each case based upon a purchase price of $20.50 per share, in an all-cash transaction resulting in a total cash payment to CBS shareholders of approximately $58.8 million. Additionally, the Merger Agreement outlines the issuance by CBS of a $0.50 distribution for each outstanding share of CBS common stock (including shares covered under stock options and stock appreciation rights). Each outstanding share of Charter common stock will remain outstanding and be unaffected by the Merger.

In connection with the Merger, the Company entered into two supplemental indentures to assume CBS’s guarantees with respect to indentures between (i) Financial Capital Trust I and Wilmington Trust Company dated as of February 12, 2004, pursuant to which CBS issued $4,000,000 of Floating Rate Junior Subordinated Deferrable Interest Debentures due 2034; (ii) Financial Capital Trust II and Wells Fargo dated as of September 26, 2007, pursuant to which CBS issued $5,000,000 of Floating Rate Junior Subordinated Deferrable Interest Debentures due 2037. Collectively, these trust preferred securities assumed by the Company represent less than 1% of the total assets of the Company following the Merger.

The foregoing description of the Merger and the Merger Agreement is not complete and is qualified in its entirety by reference to the Merger Agreement, which was previously filed as Exhibit 2.1 to the Company's Quarterly Report on Form 10-Q, filed with the Commission on February 8, 2016 and is incorporated into Exhibit 2.1 of this report by reference thereto.

Pursuant to General Instruction F to Current Report on Form 8-K, a press release issued by the Company is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Cautionary Notice Regarding Forward-Looking Statements

This Current Report on Form 8-K may contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, and is intended to be protected by the safe harbor provided by the same. These statements are subject to numerous risks and uncertainties. These risks and uncertainties include, but are not limited to, the following: the risk that a regulatory approval that may be required for the proposed merger is not obtained or is obtained subject to conditions that are not anticipated; the parties’ ability to achieve the synergies and value creation contemplated by the proposed merger; the parties’ ability to promptly and effectively integrate the businesses of Charter and CBS; the diversion of management time on issues related to the merger; changes in laws or regulations; and changes in general economic conditions. For additional information concerning factors that could cause actual conditions, events or results to materially differ from those described in the forward-looking statements, please refer to the factors set forth under the headings “Risk Factors” and “Management's Discussion and Analysis of Financial Condition and Results of Operations” in Charter’s most recent Form 10-K report and to Charter’s most recent Form 8-K reports, which are available online at www.sec.gov. No assurances can be given that any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do so, what impact they will have on the results of operations or financial condition of Charter or CBS.

Item 9.01.     Financial Statements and Exhibits.
(a)Financial Statements of Business Acquired.
The audited consolidated financial statements of CBS and its subsidiaries as of December 31, 2015 and 2014, and for each of the years in the two years ended December 31, 2015 are filed as Exhibit 99.2 to this Current Report on Form 8-K.
(b)Pro Forma Financial Information.

The unaudited pro forma combined consolidated financial information of the Company and CBS as of and for the fiscal year ended September 30, 2015, and for the three months ended December 31, 2015, will be furnished as soon as practicable, but no later than 71 days after the due date of this Current Report on Form 8-K, under cover of an amendment to this Current Report on Form 8-K.
(c)N/A
(d)Exhibits.

Exhibit No.	Description

2.1*
Agreement and Plan of Merger by and among the Company, CHFN Merger Sub, LLC and CBS Financial Corporation, dated as of December 3, 2015 (previously filed as Exhibit 2.1 to the Company’s Quarterly Report on Form 10-Q, filed with the Commission on February 8, 2016, and incorporated herein by reference).

23.1	Consent of Nichols, Cauley & Associates, LLC, Independent Auditor of CBS.

99.1	Press release issued April 15, 2016.

99.2	Consolidated Financial Statements of CBS and its Subsidiary as of December 31, 2015 and 2014, and for each of the years in the two years ended December 31, 2015.
* Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company undertakes to furnish supplementally copies of any of the omitted schedules or exhibits upon request by the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHARTER FINANCIAL CORPORATION
(Registrant)

Date:	April 18, 2016	By:	/s/ Curtis R. Kollar
Curtis R. Kollar
Senior Vice President and Chief Financial Officer